Exhibit 10.6

UNLIMITED GUARANTY

FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of credit and/or financial accommodation heretofore or hereafter from time to time made or granted to Harte-Hanks, Inc., a Delaware corporation (the “Borrower”) by the Guaranteed Parties (as hereinafter defined), the undersigned Guarantor (whether one or more, the “Guarantor”, and if more than one, jointly and severally) hereby furnishes its guaranty of the Guaranteed Obligations (as hereinafter defined) as follows:

1. Term Loan Agreement. The “Obligations” and all other capitalized terms not specifically defined herein shall have the respective meanings provided therefor in that certain Term Loan Agreement dated as of March 7, 2008 (as amended by that certain First Amendment to Term Loan Agreement effective as of August 12, 2010 and that certain Second Amendment to Term Loan Agreement effective as of August 16, 2011 and as the same may be further amended, modified, supplemented or restated and in effect from time to time, the “Term Loan Agreement”), by and among the Borrower, the lending institutions which are or may become parties thereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other Guaranteed Parties (as defined therein).

2. Guaranty. The Guarantor hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Borrower to the Guaranteed Parties, and whether arising under the Term Loan Agreement or under any other Loan Document, any Guaranteed Cash Management Agreement or any Guaranteed Hedge Agreement (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Guaranteed Parties in connection with the collection or enforcement thereof), and whether recovery upon the Obligations may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Guarantor or the Borrower under any bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights (collectively, “Debtor Relief Laws”), and including interest that accrues after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws (collectively, the “Guaranteed Obligations”). The Administrative Agent’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty, and the Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. Anything contained herein to the contrary notwithstanding, the obligations of the Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal or state law.

3. Representation and Warranties. The Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this

Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect; and (e) the direct or indirect value of the consideration received or to be received by the Guarantor in connection herewith is reasonably worth at least as much as the liability and obligations of the Guarantor hereunder, and the incurrence of such liability and obligations in return for such consideration may reasonably be expected to benefit the Guarantor, directly or indirectly. The Guarantor hereby makes, for itself and on behalf of its Subsidiaries, the representations and warranties contained in Article III of the Term Loan Agreement that relate to the Guarantor (in its capacity as a Subsidiary of the Borrower and as a Loan Party) and/or its Subsidiaries (the “Representations and Warranties”) as if each such Representation and Warranty were set forth fully herein, and such Representations and Warranties are hereby incorporated by reference and shall survive until payment in full of all of the Obligations.

4. Covenants. The Guarantor hereby covenants that it will, and will cause its Subsidiaries to, comply with each of the covenants contained in Articles V and VI of the Term Loan Agreement that relate to the Guarantor (in its capacity as a Subsidiary of the Borrower and as a Loan Party) and its Subsidiaries (the “Covenants”) as if each such Covenant were fully set forth herein, and such Covenants are incorporated by reference. In addition, the Guarantor shall at all times be a direct or indirect wholly-owned subsidiary of Harte-Hanks, Inc. except as a result of transactions permitted under the Term Loan Agreement.

5. Representations True. Each of the Representations and Warranties made by the Guarantor for itself and on behalf of its Subsidiaries shall be true as of the date as of which it was made.

6. No Setoff or Deductions; Taxes; Payments. The Guarantor represents and warrants that it is organized and resident in the United States of America. The Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Guarantor is compelled by law to make such deduction or withholding. If any such obligation (other than one arising with respect to taxes based on or measured by the income or profits of any Guaranteed Party) is imposed upon the Guarantor with respect to any amount payable by it hereunder, the Guarantor will pay to the Guaranteed Parties, on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable the Guaranteed Parties to receive the same net amount which the Guaranteed Parties would have received on such due date had no such obligation been imposed upon the Guarantor. The Guarantor will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Guarantor hereunder. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

7. Rights of Guaranteed Parties. The Guarantor consents and agrees that the Guaranteed Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security, if any, for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security, if any, and direct the order or manner of sale thereof as the Administrative Agent and the Guaranteed Parties in their sole discretion may determine; and (b) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, the Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantor.

8. Certain Waivers. The Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Guaranteed Party) of the liability of the Borrower; (b) any defense based on any claim that the Guarantor’s obligations exceed or are more burdensome than those of the Borrower; (c) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder; (d) any right to proceed against the Borrower or pursue any other remedy in the power of any Guaranteed Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Guaranteed Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, including but not limited to the benefits of Chapter 34 of the Texas Business and Commerce Code, §17.001 of the Texas Civil Practice and Remedies Code, and Rule 31 of the Texas Rules of Civil Procedure, or any similar statute. The Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

9. Obligations Independent. The obligations of the Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party.

10. Subrogation. The Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Guaranteed Parties to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

11. Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid in full in cash. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or the Guarantor is made, or any of the Guaranteed Parties exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Guaranteed Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Guaranteed Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Guarantor under this paragraph shall survive termination of this Guaranty.

12. Subordination. The Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to the Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to the Guarantor as subrogee of the Guaranteed Parties or resulting from the Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations; provided, that so long as no Default or Event of Default has occurred or is continuing, the Borrower may make payments in respect of indebtedness of the Borrower owing to the Guarantor to the extent permitted under the Term Loan Agreement. If the Guaranteed Parties so request, upon the occurrence and continuation of a Default or an Event of Default, any such obligation or indebtedness of the Borrower to the Guarantor shall be enforced and performance received by the Guarantor as trustee for the Guaranteed Parties and the proceeds thereof shall be paid over to the Guaranteed Parties on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.

13. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Guarantor immediately upon demand by the Guaranteed Parties.

14. Expenses. The Guarantor shall pay on demand all out-of-pocket expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the Guaranteed Parties’ rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Guaranteed Parties in any proceeding any Debtor Relief Laws. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

15. Miscellaneous. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Administrative Agent and the Guarantor. No failure by the Guaranteed Parties to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Administrative Agent and the Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Guarantor for the benefit of the Guaranteed Parties or any term or provision thereof.

16. Condition of Borrower. The Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as the Guarantor requires, and that none of the Guaranteed Parties has any duty, and the Guarantor is not relying on the Guaranteed Parties at any time, to disclose to the Guarantor any information relating to the business, operations or financial condition of the Borrower or any other guarantor (the Guarantor waiving any duty on the part of the Guaranteed Parties to disclose such information and any defense relating to the failure to provide the same).

17. Setoff. If an Event of Default shall have occurred and be continuing, the Guaranteed Parties may setoff and charge from time to time any amount so due against any or all of the Guarantor’s accounts or deposits with the Guaranteed Parties.

18. Indemnification and Survival. Without limitation on any other obligations of the Guarantor or remedies of the Guaranteed Parties under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Guaranteed Parties from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) that may be suffered or incurred by the Guaranteed Parties in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

19. GOVERNING LAW; Assignment; Jurisdiction; Notices. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS. This Guaranty shall (a) bind the Guarantor and its successors and assigns, provided that the Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Guaranteed Parties and their successors and assigns and the Guaranteed Parties may, without notice to the Guarantor and without affecting the Guarantor’s obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part. The Guarantor hereby irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of Texas sitting in Dallas County and of the United States District Court of the Northern District of Texas, Dallas Division, and any appellate court from any thereof in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by any Guaranteed Party in connection with such action or proceeding shall be binding on the Guarantor if sent to the Guarantor by registered or certified mail at its address specified below or such other address as from time to time notified by the Guarantor. The Guarantor agrees that any Guaranteed Party may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations of all or part of the Guaranteed Obligations any and all information in such Guaranteed Party’s possession concerning the Guarantor, this Guaranty and any security for this Guaranty. All notices and other communications to the Guarantor under this Guaranty shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the Guarantor at its address set forth below or at such other address in the United States as may be specified by the Guarantor in a written notice delivered to the Administrative Agent at such office as the Administrative Agent may designate for such purpose from time to time in a written notice to the Guarantor.

20. WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE GUARANTOR AND EACH OF THE GUARANTEED PARTIES EACH IRREVOCABLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21. JOINT AND SEVERAL. If more than one Person executes this Guaranty as Guarantor, the obligations of each such Person hereunder shall be joint and several. If any other Person makes any guaranty of any of the obligations guaranteed hereby or gives any security for them, each Guarantor’s obligations hereunder shall be joint and several with the obligations of such other Person pursuant to such agreement or other papers making the guaranty or giving the security.

Executed this     day of August, 2011.

[Signature Page Follows]

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Guaranty to be duly executed as of the date first above written.

ABERDEEN GROUP, INC., a Massachusetts corporation

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	451 D Street, Suite 710 Boston, Massachusetts 02210-1928

HARTE-HANKS DATA TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	25 Linnell Circle Billerica, Massachusetts 01821

HARTE-HANKS DIRECT, INC., a New York corporation

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	777 Township Line Road, Suite 300 Yardley, Pennsylvania 19067

HARTE-HANKS DIRECT MARKETING/ JACKSONVILLE, LLC, a Delaware limited liability company

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	7498 Fullerton Street, Bldg 600 Jacksonville, Florida 32256

Signature Page to Unlimited Guaranty

HARTE-HANKS DIRECT MARKETING/KANSAS CITY, LLC, a Delaware limited liability company

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	7801 Nieman Shawnee, Kansas 66214

HARTE-HANKS FLYER, INC., a Delaware corporation

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	201 Kelsey Lane Tampa, Florida 33619

HARTE-HANKS RESPONSE MANAGEMENT/ AUSTIN, INC., a Delaware corporation

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	2800 Wells Branch Parkway Austin, Texas 78728

HARTE-HANKS RESPONSE MANAGEMENT/ BOSTON, INC., a Massachusetts corporation

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	600 North Bedford Street East Bridgewater, Massachusetts 02333

Signature Page to Unlimited Guaranty

HARTE-HANKS SHOPPERS, INC., a California corporation

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	2830 Orbiter Street Brea, California 92821

HARTE-HANKS STOCK PLAN, INC., a Delaware corporation

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	9601 McAllister Freeway, Suite 610 San Antonio, Texas 78216

HARTE-HANKS STS, INC., a Delaware corporation

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	9601 McAllister Freeway, Suite 610 San Antonio, Texas 78216

HTS, INC., a Connecticut corporation

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	1525 NW 3rd Street, Suite 21 Deerfield Beach, Florida 33442

SALES SUPPORT SERVICES, INC., a New Jersey corporation

By:	/s/ Federico Ortiz
	Name:	Federico Ortiz
	Title:	Vice President & Treasurer

Address:	14950 F.A.A. Boulevard Fort Worth, Texas 76155

Signature Page to Unlimited Guaranty

SOUTHERN COMPRINT CO., a California corporation

By:	/s/ Federico Ortiz
Name: Federico Ortiz
	Title:	Vice President & Treasurer

Address:	2830 Orbiter Street Brea, California 9282

Signature Page to Unlimited Guaranty

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Director

Signature Page to Unlimited Guaranty